UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 19, 2017

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	I.R.S. Employer Identification Number
333-21011	FIRSTENERGY CORP. (An Ohio Corporation) 76 South Main Street Akron, OH 44308 Telephone (800) 736-3402	34-1843785

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2.):

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On June 19, 2017, FirstEnergy Corp. (the “Company”) entered into an underwriting agreement, dated June 19, 2017 (the “Underwriting Agreement”), with Barclays Capital Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $3.0 billion, in the aggregate, of its senior notes in three separate series (i) $500 million aggregate principal amount of the Company’s 2.85% Notes, Series A, due 2022 (the “Series A Notes”), (ii) $1.5 billion aggregate principal amount of the Company’s 3.90% Notes, Series B, due 2027 (the “Series B Notes”) and (iii) $1.0 billion aggregate principal amount of the Company’s 4.85% Notes, Series C, due 2047 (the “Series C Notes” and, together with the Series A Notes and the Series B Notes, the “Notes”). The Notes are registered under the Company’s automatic shelf registration statement on Form S-3 (File No. 333-204422) which was filed and became effective on May 22, 2015.

The Company received net proceeds from the issuance of the Notes of approximately $2.96 billion after deducting the underwriters’ discount and estimated expenses. The Company intends to use the net proceeds from the sale of the Notes to repay its 2.75% Notes, Series A, due 2018, and for general corporate purposes, including the repayment of its short-term borrowings under its revolving credit facility, which borrowings were used for working capital.

The Series A Notes will mature on July 15, 2022, the Series B Notes will mature on July 15, 2027, and the Series C Notes will mature on July 15, 2047. The Notes will initially bear interest at the rates set forth above but are subject to adjustment if a credit rating assigned to the Notes is downgraded (or subsequently upgraded). Interest on the Notes is payable on July 15 and January 15 of each year, beginning on January 15, 2018 until their respective maturity. The Notes are redeemable, in whole or in part from time to time, at the Company’s option, prior to the date that is two months prior to maturity for the Series A Notes, the date that is three months prior to maturity for the Series B Notes and the date that is six months prior to maturity for the Series C Notes, at a “make-whole” redemption price. After the date that is two months prior to maturity for the Series A Notes, the date that is three months prior to maturity for the Series B Notes and the date that is six months prior to maturity for the Series C Notes, the Notes are redeemable at par.

The Notes were issued on June 21, 2017 under an Indenture, dated as of November 15, 2001, as amended (the “Indenture”), by and between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Trustee”). The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Indenture, the Underwriting Agreement, which is filed as Exhibit 1.1 hereto, the form of Series A Note, which is filed as Exhibit 4.2 hereto, the form of Series B Note, which is filed as Exhibit 4.3 hereto, and the form of Series C Note, which is filed as Exhibit 4.4 hereto. Such exhibits are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits,

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 19, 2017, by and among the Company and Barclays Capital Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives for the underwriters named therein.

4.1	Officer’s Certificate dated June 21, 2017.

4.2	Form of Series A Note (contained in Exhibit 4.1 hereto).

4.3	Form of Series B Note (contained in Exhibit 4.1 hereto).

4.4	Form of Series C Note (contained in Exhibit 4.1 hereto).

5.1	Opinion of Jones Day.

23.1	Consent of Jones Day (contained in Exhibit 5.1 hereto).

Forward-Looking Statements: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements include declarations regarding management’s intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “intend,” “believe,” “project,” “estimate,” “plan” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the ability to experience growth in the Regulated Distribution and Regulated Transmission segments and the effectiveness of our strategy to transition to a fully regulated business profile; the accomplishment of our regulatory and operational goals in connection with our transmission investment plan, including, but not limited to, our planned transition to forward-looking formula rates; changes in assumptions regarding economic conditions within our territories, assessment of the reliability of our transmission system, or the availability of capital or other resources supporting identified transmission investment opportunities; the ability to accomplish or realize anticipated benefits from strategic and financial goals, including, but not limited to, the ability to continue to reduce costs and to successfully execute our financial plans designed to improve our credit metrics and strengthen our balance sheet through, among other actions, our cash flow improvement plan and other proposed capital raising initiatives; success of legislative and regulatory solutions for generation assets that recognize their environmental or energy security benefits; the risks and uncertainties associated with the lack of viable alternative strategies regarding the Competitive Energy Services (CES) segment, thereby causing FirstEnergy Solutions Corp. (FES), and possibly FirstEnergy Nuclear Operating Company (FENOC), to restructure its debt and other financial obligations with its creditors or seek protection under United States bankruptcy laws and the losses, liabilities and claims arising from such bankruptcy proceeding, including any obligations at FirstEnergy Corp.; the risks and uncertainties at the CES segment, including FES and its subsidiaries and FENOC, related to continued depressed wholesale energy and capacity markets, and the viability and/or success of strategic business alternatives, such as pending and potential CES generating unit asset sales, the potential conversion of the remaining generation fleet from competitive operations to a regulated or regulated-like construct or the potential need to deactivate additional generating units; the substantial uncertainty as to FES’ ability to continue as a going concern and substantial risk that it may be necessary for FES, and possibly FENOC, to seek protection under United States bankruptcy laws; the risks and uncertainties associated with litigation, arbitration, mediation and like proceedings, including, but not limited to, any such proceedings related to vendor commitments, such as long-term fuel and transportation agreements; the uncertainties associated with the deactivation of older regulated and competitive units, including the impact on vendor commitments, such as long-term fuel and transportation agreements, and as it relates to the reliability of the transmission grid, the timing thereof; the impact of other future changes to the operational status or availability of our generating units and any capacity performance charges associated with unit unavailability; changing energy, capacity and commodity market prices including, but not limited to, coal, natural gas and oil prices, and their availability and impact on margins; costs being higher than anticipated and the success of our policies to control costs and to mitigate low energy, capacity and market prices; replacement power costs being higher than anticipated or not fully hedged; our ability to improve electric commodity margins and the impact of, among other factors, the increased cost of fuel and fuel transportation on such margins; the uncertainty of the timing and amounts of the capital expenditures that may arise in connection with any litigation, including New Source Review litigation, or potential regulatory initiatives or rulemakings (including that such initiatives or rulemakings could result in our decision to deactivate or idle certain generating units); changes in customers’ demand for power, including, but not limited to, changes resulting from the implementation of state and federal energy efficiency and peak demand reduction mandates; economic or weather conditions affecting future sales and margins such as a polar vortex or other significant weather events, and all associated regulatory events or actions; changes in national and regional economic conditions affecting us, our subsidiaries and/or our major industrial and commercial customers, and other counterparties with which we do business, including fuel suppliers; the impact of labor disruptions by our unionized workforce; the risks associated with cyber-attacks and other disruptions to our information technology system that may compromise our generation, transmission and/or distribution services and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information regarding our business, employees, shareholders, customers, suppliers, business partners and other individuals in our data centers and on our networks; the impact of the regulatory process and resulting outcomes on the matters at the federal level and in the various states in which we do business including, but not limited to, matters related to rates; the impact of the federal regulatory process on Federal Energy Regulatory Commission (FERC) regulated entities and transactions, in particular FERC regulation of wholesale energy and capacity markets, including PJM Interconnection, L.L.C. (PJM) markets and FERC-jurisdictional wholesale transactions; FERC regulation of cost-of-service rates; and FERC’s compliance and enforcement activity, including compliance and enforcement activity related to North American Electric Reliability Corporation’s mandatory reliability standards; the uncertainties of various cost recovery and cost allocation issues resulting from American Transmission Systems, Incorporated’s realignment into PJM; the ability to comply with applicable state and federal reliability standards and energy efficiency and peak demand reduction mandates; other legislative and regulatory changes, including the new federal administration’s required review and potential revision of environmental requirements, including, but not limited to, the effects of the United States Environmental Protection Agency’s Clean Power Plan, Coal Combustion Residuals regulations, Cross-State Air Pollution Rule and Mercury and Air Toxics Standards programs, including our estimated costs of compliance, Clean Water Act (CWA) waste water effluent limitations for power plants, and CWA 316(b) water intake regulation; adverse regulatory or legal decisions and outcomes with respect to our nuclear operations (including, but not limited to, the revocation or non-renewal of necessary licenses, approvals or operating permits by the Nuclear Regulatory Commission or as a result of the incident at Japan’s Fukushima Daiichi Nuclear Plant); issues arising from the indications of cracking in the shield building at Davis-Besse; changing market conditions that could affect the measurement of certain liabilities and the value of assets held in our Nuclear Decommissioning Trusts, pension trusts and other trust funds, and cause us and/or our subsidiaries to make additional contributions sooner, or in amounts that are larger than currently anticipated; the impact of changes to significant accounting policies; the impact of any changes in tax laws or regulations or adverse tax audit results or rulings; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us and our subsidiaries; further actions that may be taken by credit rating agencies that could negatively affect us and/or our subsidiaries’ access to financing, increase the costs thereof, increase requirements to post additional collateral to support, or accelerate payments under outstanding commodity positions, letters of credit and other financial guarantees, and the impact of these events on the financial condition and liquidity of FirstEnergy Corp. and/or its subsidiaries, specifically FES and its subsidiaries; issues concerning the stability of domestic and foreign financial institutions and counterparties with which we do business; and the risks and other factors discussed from time to time in our United States Securities and Exchange Commission (SEC) filings, and other similar factors. Dividends declared from time to time on FirstEnergy Corp.’s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.’s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risks that are included in our filings with the SEC, including but not limited to the most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy Corp.’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy expressly disclaims any current intention to update, except as required by law, any forward-looking statements contained herein as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

June 21, 2017

FIRSTENERGY CORP.
Registrant

By:	/s/ K. Jon Taylor
K. Jon Taylor
Vice President, Controller and Chief Accounting Officer

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 19, 2017, by and among the Company and Barclays Capital Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives for the underwriters named therein.

4.1	Officer’s Certificate dated June 21, 2017.

4.2	Form of Series A Note (contained in Exhibit 4.1 hereto).

4.3	Form of Series B Note (contained in Exhibit 4.1 hereto).

4.4	Form of Series C Note (contained in Exhibit 4.1 hereto).

5.1	Opinion of Jones Day.

23.1	Consent of Jones Day (contained in Exhibit 5.1 hereto).